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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors

Siebel Systems, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.


                                          KPMG PEAT MARWICK LLP


San Jose, California

June 21, 1996